                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                   May 1, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                           AMERICAN REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       Georgia                          1-9948                   54-0697989
--------------------------------------------------------------------------------
(State of Incorporation)              (Commission              (IRS Employer
                                       File No.)             Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                  75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS


Effective May 1, 1998, American Realty Trust, Inc. (the "Company") purchased, in a single transaction, twenty-nine apartment complexes from entities affiliated with Investors General, Inc., an unrelated party, in Florida and Georgia (collectively the "IGI Properties") for a total of $55.8 million (12.9% of the Company's assets at December 31, 1997). The Company paid $6.1 million in cash, assumed $43.4 million in existing mortgage debt and issued a total of $6.6 million Class A limited partner units in the acquiring entities. The Company acquired the properties through ART Florida Portfolio I, Ltd. ("Portfolio I"), ART Florida Portfolio II, Ltd. ("Portfolio II") and ART Portfolio III, Ltd. ("Portfolio III"), each a newly-formed Texas limited partnership (collectively, the "Partnerships") having the Company as the Class B Limited Partner and a newly-formed wholly-owned subsidiary of the Company, as the Managing General Partner. Each property consists of 12 to 160 units and was constructed between 1968 and 1985.

In assessing the purchase of these income producing properties, the following were among the factors considered by the Company's management; geographic location of the property, performance of the property, new or renovated properties in the vicinity of the property, the maintenance and appearance of the property, the design and mix of units and the ability to provide a community atmosphere for the tenants was also considered.


ITEM 5.   OTHER EVENTS

On May 27, 1998, the Company filed Articles of Amendment to its Articles of Incorporation reducing the number of authorized shares of the Company's Series B 10% Cumulative Preferred Stock to zero and eliminating such designation.

Also on May 27, 1998, the Company filed Articles of Amendment to its Articles of Incorporation increasing the number of authorized shares of the Company's Series G Cumulative Convertible Preferred Stock from
11,000 shares to 12,000 shares.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro forma financial information:

The sellers of the IGI Properties have informed the Company that audited statements of operations and supporting data relating to the IGI Properties' operations are not currently available. It is, therefore, impracticable to provide the required audited statement of operations for the properties acquired or pro forma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but is expected to be not later than June 30, 1998.

(c) Exhibits: The following exhibits are filed herewith or incorporated by reference as indicated below.

Exhibit
Number                               Description
-------     --------------------------------------------------------------------
 3.0        Articles of Amendment to the Articles of Incorporation of American
            Realty Trust, Inc. reducing the number of authorized shares of
            Series B 10% Cumulative Preferred Stock to zero and eliminating such designation, dated May 27, 1998, filed herewith.

 3.1        Articles of Amendment to the Articles of Incorporation of American
            Realty Trust, Inc. increasing the number of authorized shares of Series G Cumulative Convertible Preferred Stock from 11,000 shares to 12,000 shares, dated May 27, 1998, filed herewith.



                       ---------------------------------


                                 SIGNATURE PAGE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                         AMERICAN REALTY TRUST, INC.







Date:       June 25, 1998                By:   /s/ Thomas A. Holland
     --------------------------             ------------------------------------
                                            Thomas A. Holland
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)

                           AMERICAN REALTY TRUST, INC.

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                                Dated May 1, 1998






Exhibit                                                                                Page
Number                              Description                                       Number
-------     ---------------------------------------------------------------------     ------
 3.0        Articles of Amendment to the Articles of Incorporation of American          5
            Realty Trust, Inc. reducing the number of authorized shares of
            Series B 10% Cumulative Preferred Stock to zero and eliminating such designation, dated May 27, 1998.

 3.1        Articles of Amendment to the Articles of Incorporation of American          7
            Realty Trust, Inc. increasing the number of authorized shares of
            Series G Cumulative Convertible Preferred Stock from 11,000 shares to 12,000 shares, dated May 27, 1998.